SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549



                                   FORM 8-K


                                CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                                Date of Report:
                      (Date of earliest event reported)
                              November 29, 1994



                         CITIZENS UTILITIES COMPANY
              (Exact name of registrant as specified in charter)


Delaware                                0-1291          06-0619596
(State or other jurisdiction  (Commission File Number)(IRS Employer
      of incorporation)                        Identification No.)



High Ridge Park, P.O. Box 3801,  Stamford, Connecticut        06905
    (Address of principal executive offices              (Zip code)



                               (203) 329-8800
            (Registrant's telephone number, including area code)



                         No change since last report
      (Former name or former address, if changed since last report)



Item 5.   Other Events

On November 29, 1994, Citizens Utilities Company and ALLTEL
Corporation announced they have entered into eight definitive agreements for Citizens to purchase approximately 109,000 telephone access lines, and cable television systems serving 7,000 subscribers, in eight states for an aggregate transaction value of approximately $290 million.

On November 29, 1994, the Registrant issued a press release, a copy of which is filed herewith as Exhibit 99 and incorporated herein by reference in its entirety.


Item 7.   Financial Statements, Pro Forma Financial Information and
          Exhibits.

          (c) Exhibits

            99 Press release of Citizens Utilities Company released November 29, 1994.

                               SIGNATURE





Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                 CITIZENS UTILITIES COMPANY
                                         (Registrant)




Date:  December 7, 1994             By:/s/   Livingston E. Ross
                                       ---------------------------
                                     Vice President and Controller